3: MFS VARIABLE INSURANCE TRUST

Supplement to

Calvert Variable Series, Inc.

Ameritas Growth With Income Portfolio

Prospectus dated: April 30, 2001

Date of Supplement: November 1, 2001

The description of the portfolio managers for the Growth With Income Portfolio is hereby restated as follows:

The Growth With Income Portfolio is currently managed by a committee comprised of various portfolio managers under the general supervision of John D. Laupheimer, a Senior Vice President of the adviser. Mr. Laupheimer has been the portfolio manager since the Portfolio's inception.